UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Dover Saddlery, Inc.

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PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL ONE ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
INFORMATION CONCERNING THE AUDIT COMMITTEE AND AUDITORS
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INFORMATION ABOUT NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SOLICITATION
STOCKHOLDER PROPOSALS
MISCELLANEOUS
AVAILABLE INFORMATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 3, 2006
and
PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy
and promptly return it in the enclosed envelope.

Dover Saddlery, Inc.
P.O. Box 1100, 525 Great Road
Littleton, MA 01460

Notice of Annual Meeting of Shareholders
To Be Held May 3, 2006

DEAR SHAREHOLDERS:

The annual meeting of shareholders of Dover Saddlery, Inc., a Delaware corporation (“Dover” or the “Company”), will be held on Wednesday, May 3, 2006, beginning at 10:00 a.m. local time, at the Westford Regency Inn and Conference Center, 219 Littleton Road, Westford, Massachusetts 01886, for the following purposes:

1. To elect two Class I Directors to hold office for three-year terms, or until their successors are duly elected and qualified;

2. To ratify the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2006; and

3. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Only holders of record of shares of Dover common stock at the close of business on April 10, 2006, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting and adjournments or postponements thereof. Shareholders are cordially invited to attend the annual meeting in person.

By Order of the Board of Directors

Jonathan A.R. Grylls
Secretary

Littleton, Massachusetts
April 13, 2006

Please complete, date, sign and mail promptly the enclosed proxy in the return envelope.

YOUR VOTE IS IMPORTANT

Please sign and return the enclosed proxy, whether or
not you plan to attend the Annual Meeting.

Dover Saddlery, Inc.
P.O. Box 1100
525 Great Road
Littleton, MA 01460
978-952-8062

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 3, 2006

This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about April 13, 2006 in connection with the solicitation by the Board of Directors (the “Board”) of Dover Saddlery, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 3, 2006, and at any and all adjournments thereof (the “Annual Meeting”). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders’ directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares will be voted as recommended by management. Any stockholder may revoke his proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company’s Secretary in writing or by orally notifying the Company in person.

The Board has fixed the close of business on April 10, 2006, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were issued and outstanding 5,074,344 shares of the Company’s Common Stock, $0.0001 par value (the “Common Stock”), entitled to cast 5,074,344 votes.

The By-Laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes with respect to particular proposals will not affect the determination of a quorum. Thus, shares voted to abstain as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed present for purposes of determining a quorum. Any stockholder who attends the Annual Meeting may not withhold his shares from the quorum count by declaring such shares absent from the Annual Meeting.

The Class I Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes as to these elections do not count as votes for or against such elections.

Votes will be tabulated by the Company’s transfer agent, StockTrans.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is divided into three classes, labeled Class I, Class II and Class III each containing, insofar as possible, an equal number of directors. Directors of each class serve for staggered three-year terms, with the term of one of the three classes expiring each year at the Company’s annual meeting of stockholders or special meeting in lieu thereof.

The Board currently consists of six Directors: two Class I Directors, two Class II Directors, and two Class III Directors.

The Company’s current Class I Directors are William F. Meagher, Jr. and Gregory F. Mulligan. Their terms as director will expire at the Company’s 2006 annual meeting of stockholders or special meeting in lieu thereof.

At the recommendation of the Nominating and Corporate Governance Committee of the Board, the independent Directors of the Board, acting as a group (the “Independent Directors”), have assumed the role of recommending to the Board the nominees for election to the Board as Class I Directors, in order to assure that the nominations process conforms to the transition provisions of NASDAQ listing requirements applicable to the Company after its initial NASDAQ listing in connection with the Company’s IPO in November 2005. Pursuant to that role, the Independent Directors have recommended to the Board, and the Board has approved and nominated Messrs. Meagher and Mulligan for election as Class I Directors, to serve until the Company’s 2009 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and qualified.

The nominees have agreed to serve as directors if elected, and the Company has no reason to believe that they will be unable to serve. In the event that any of them is unable or declines to serve as director at the time of the Annual Meeting, proxies may be voted for such other nominee as is then designated by the Board.

The Board recommends that you vote FOR the election of Mr. Meagher and Mr. Mulligan as Class I Directors.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning each director and nominee for election as a director and each executive officer of the Company:

Name	Age	Position

Stephen L. Day (2)(3)(5)	60	Chief Executive Officer, President, Treasurer, Chairman
Jonathan A.R. Grylls(4)	41	Vice President, Chief Operating Officer, Secretary, Director
William G. Schmidt	56	Vice President of Operations
Michael W. Bruns	49	Chief Financial Officer
David J. Powers (3)(4)(6)	56	Director
James F. Powers (1)(2)(5)	56	Director
Gregory F. Mulligan*	52	Director
William F. Meagher, Jr. *(1)	67	Director

*	Nominee for re-election as a Class I Director

(1)	Member of the audit committee.

(2)	Member of the compensation committee.

(3)	Member of the nominating and corporate governance committee.

(4)	Class II Director with term expiring at 2007 Annual Meeting.

(5)	Class III Director with term expiring at 2008 Annual Meeting.

(6)	Identified Director for appointment to the Audit Committee as of May 3, 2006.

Stephen L. Day has been our President, Chief Executive Officer, Treasurer and Chairman of our Board of Directors since 1998. Mr. Day previously was the controlling member of EquiSearch.com LLC, a leading Internet equine content site. Prior to his acquisition of EquiSearch, he was the Chief Executive Officer of State Line Tack, Inc. from 1991 until the acquisition of State Line by PetSmart, Inc. He holds an MBA from Harvard University and a BS in Industrial Management from Purdue University. As an avid equestrian, he has founded two riding schools and trained many young horses to become successful show horses.

Jonathan A.R. Grylls has been our Chief Operating Officer and a member of our Board of Directors since 1998. Mr. Grylls currently serves as Vice President and Secretary. Prior to joining Dover, Mr. Grylls was Chief Operating Officer of Equestrian Products Corporation, a distributor of equestrian products, and held various other positions in MIS, sales, credit and operations at Eisers, the predecessor to Equestrian Products Corp. He previously was Vice President of Merchandising at State Line Tack, Inc. from 1992 until 1996. Mr. Grylls graduated from the University of Manchester’s Institute of Science and Technology with a BS with Joint Honors in Mathematics and Management Sciences.

Michael W. Bruns has been our Chief Financial Officer since August 2005 and joined the Company as Corporate Controller in 1999. Prior to joining Dover, Mr. Bruns served as Vice President of Finance for CPS Direct, a communications marketing company from 1997 to 1999. He was Controller for Northeast Mobile Communications, a specialty retailer, from 1995 to 1997. Prior to that, he served as Director of Financial Reporting for St. Johnsbury Trucking Company and as Corporate Controller for R&S Corporation. He also was an Auditor for McGladrey Pullen & Co. Mr. Bruns holds a BA in Accounting and English from Simpson College and is a Certified Public Accountant (CPA).

William G. Schmidt has been our Vice President of Operations since 2001. Prior to joining Dover, Mr. Schmidt held senior positions with catalog companies, Duncraft, Bay Country Wood Crafts and Garden Way, and established the direct marketing division of Eastern Mountain Sports. Mr. Schmidt previously worked at State Line Tack, Inc. from 1991 to 1997 in various positions including Chief Financial Officer, Chief Operations Officer, Vice President and General Manager. He has served as President of the New England Mail Order Association and on the Board of Advisors for the National Catalog Conference and the National Catalog Operations Forum. He holds a BS in Accounting from Bentley College.

David J. Powers has served as a member of our Board of Directors since 1998. Mr. Powers co-founded Dover Saddlery in 1975 and held various positions there until 1998, including Vice President of Operations. He assumed responsibility for the development of Dover’s catalog business in 1982. Mr. Powers is a former member of the United States Equestrian Team. He holds a BA from the University of Pennsylvania. David Powers is the brother of James Powers.

James F. Powers was a founder and President of Dover Saddlery from 1975 until 1998. Mr. Powers has served as a member of our Board of Directors since 1998. He is a former member of both the United States Equestrian Team and the 1972 U.S. Olympic Team. Mr. Powers is a current member of the USET Foundation Gold Medal Club and an active rider. He attended Babson College. James Powers is the brother of David Powers.

Gregory F. Mulligan has served as a member of our Board of Directors since 2004. Since 2002, Mr. Mulligan has been the President of Bay Investment Advisors, an investment banking firm. From 1996 to 2002, Mr. Mulligan worked as Managing Director at Citizens Capital, Inc., a mezzanine and equity investing company.

William F. Meagher, Jr. has served as a member of our Board of Directors since November 2005. Mr. Meagher was the Managing Partner of the Boston Office of Arthur Andersen LLP from 1982 until 1995 and spent a total of 38 years with Arthur Andersen. Mr. Meagher was a member of the American Institute of Certified Public Accountants and the Massachusetts Society of Certified Public Accountants. Mr. Meagher is a trustee of Living Care Villages of Massachusetts, Inc. d/b/a North Hill and the Dana Farber Cancer Institute and the Greater Boston YMCA. Mr. Meagher also serves as a director of SkillSoft Public Limited Co.

The Company’s executive officers are elected by the Company’s directors and hold office until the first Directors’ meeting after the next annual meeting of stockholders or special meeting in lieu thereof, and thereafter until their successors are chosen and qualified, unless a shorter term is specified in the vote appointing them, or until they sooner die, resign, are removed or become disqualified.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, as required by The NASDAQ Stock Market (“NASDAQ”), that applies to each of the Company’s employees, executive officers and Directors, including its principal executive officer, principal financial officer and principal accounting officer/controller. The Code of Business Conduct and Ethics is available on the Company’s website at: http://investor.shareholder.com/dovr/documents.cfm. The Company intends to satisfy any Securities and Exchange Commission (“SEC”) disclosure requirements relating to amendments to and/or waivers of the Code of Business Conduct and Ethics by posting such information on the Company’s website identified above and/or by filing or furnishing copies thereof as exhibits to its periodic filings with the SEC.

Board, Committee and Stockholder Meetings

During the Company’s fiscal year ended December 31, 2005 (“fiscal 2005”), the Board met or acted by unanimous consent a total of nine times, including two times following the date of its IPO. The Board currently has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Because the Audit Committee was not constituted until the date of the Company’s IPO in November 2005, its members did not meet as a committee during fiscal 2005, but met in early January 2006 to complete their review of the option acceleration matter described later in this Proxy Statement in the section entitled, “REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS, Directors’ Compensation”. The Compensation Committee met or acted by unanimous consent four times during fiscal 2005, including once following the date of its IPO. The Nominating and Corporate Governance Committee met or acted by unanimous consent two times during fiscal 2005, including once following the date of its IPO. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings held by the Board and Committees of the Board on which he or she served.

It is the Company’s policy that all members of the Board attend the annual meeting of stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board on the same date as the annual meeting of stockholders. The date of the annual meeting in fiscal 2005 was August 25, 2005 — before the date of the Company’s IPO. At that meeting, all directors attended the annual meeting of stockholders in person.

Board and Committee Independence and Member Qualifications

Board of Directors.  Periodically the Nominating and Corporate Governance Committee of the Board reviews the relationships that each director has with the Company and with other parties, and reports on that review to the full Board. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ rules and who the Board, upon the recommendation of the Nominating and Corporate Governance Committee, affirmatively determines have no relationships that would interfere with the exercise of independence in carrying out the responsibilities of a director, are considered to be independent directors. The Board has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company’s board members are directors or executive officers. After evaluating these factors the Board has determined that three members of the Board who are not employees of the Company or any parent or subsidiary of the Company (each a “Non-Employee Director”), comprising fifty percent (50%) of the whole Board, are independent.

Audit Committee.  Under applicable NASDAQ rules, the Board is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under the NASDAQ rules, the Board also considers the requirements of Section 10A(m)(3) and Rule 10A-3 under the Securities Exchange Act of 1934. As a result of its review, the Board has determined that Mr. Meagher (Chairman), and Mr. James Powers, in their capacity as members of the Audit Committee of the Board, are independent. In addition, the Board has determined that Mr. Meagher is an “Audit Committee Financial Expert” within the meaning of applicable SEC rules, and that Messrs. Meagher and James Powers each has the financial sophistication and other attributes required under the applicable NASDAQ rules. Pursuant to NASDAQ rules, the Board intends to appoint to the Audit Committee, as of May 3, 2006, the date of the Annual Meeting of Stockholders, Mr. David Powers. The Board has determined that Mr. David Powers is independent and has the financial sophistication and other attributes required under the applicable NASDAQ rules. For more information about this committee and its functions, see “Information Concerning the Audit Committee and Auditors” later in this Proxy Statement.

Compensation Committee.  The Board has determined that Mr. James Powers (Chairman), in his capacity as a member of the Compensation Committee of the Board, is independent; but that Mr. Stephen Day, the Company’s Chief Executive Officer, is not. For more information about this committee and its functions, see “Compensation Committee Report on Executive Compensation” later in this Proxy Statement.

Nominating and Corporate Governance Committee.  The Board has determined that Mr. David Powers (Chairman), in his capacity as a member of the Nominating and Corporate Governance Committee of the Board, is independent; but that Mr. Stephen Day, the Company’s Chief Executive Officer, is not. For more information about this committee and its functions, see “Information About Nominating and Corporate Governance Committee” later in this Proxy Statement.

Stockholder Communications

Stockholders may communicate directly with the members of the Board or the individual chairman of standing Board committees by writing directly to those individuals care of Secretary, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460. The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual. Updates or additions to the Company’s policy on Stockholder Communications will be available on the Company’s website at: http://investor.shareholder.com/dovr/documents.cfm.

INFORMATION CONCERNING THE AUDIT COMMITTEE AND AUDITORS

The Audit Committee is currently composed of Mr. Meagher (Chairman) and Mr. James Powers. The Committee reviews the internal accounting procedures of the Company and is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors.

The Audit Committee meets privately with the independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm, and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the Audit Committee. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rule 10A-3(b) (2), (3), (4), and (5) under the Securities Exchange Act of 1934. These and other aspects of the Audit Committee’s responsibilities and authority are more fully described in the written charter for the Committee adopted by the Board. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement. As noted earlier in this Proxy Statement in the section entitled, “Board and Committee Independence and Member Qualifications, Audit Committee”, the Board intends to appoint Mr. David Powers to the Audit Committee, as of May 3, 2006, the date of the Annual Meeting of Stockholders.

Report of the Audit Committee

In fulfilling its responsibilities, the Audit Committee met with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm for fiscal 2005, to discuss the scope of EY’s audit of the Company’s financial statements for fiscal 2005 and the results of EY’s examinations.

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and EY. The Audit Committee discussed with EY the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS No. 89 and SAS No. 90, including a discussion of EY’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from EY the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed these documents with EY, as well as other matters related to EY’s independence from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements for the year ended December 31, 2005 be included in its Annual Report on Form 10-K for fiscal 2005, for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

William F. Meagher, Jr. (Chairman)
James F. Powers

Relationship with Auditors

EY, the independent registered public accounting firm which has served as the Company’s principal independent auditors for the three years ending December 31, 2004 and in connection with the preparation of the Company’s financial statements included in the Company’s Prospectus for its IPO in November 2005, was selected by the Audit Committee to continue in that capacity for fiscal 2005. A representative of EY is expected to be present at the Annual Meeting. This representative will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions presented at the Annual Meeting.

Principal Accounting Fees and Services

The aggregate fees for professional services rendered by EY for the fiscal years ended December 31, 2005, 2004 and 2003 were as follows:

Description	2005	2004	2003

Audit Fees(1)	$150,000	$46,000	$41,343
Audit-Related Fees(2)	325,000	0	0
Tax Fees(3)	0	0	0
All Other Fees(4)	0	0	0

(1)	Audit Fees are fees for the audit of the Company’s annual financial statements.

(2)	Audit-Related Fees are fees for accounting and auditing services performed in connection with the Company’s IPO.

(3)	Tax Fees are fees for tax compliance, tax planning and tax advice.

(4)	All Other Fees are fees for any service not included in the first three categories.

The Audit Committee has determined that EY’s provision of services to the Company not related to its audit of the Company’s financial statements (herein, “Unrelated Services”) was at all relevant times compatible with that firm’s independence.

Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. Specific services that were not contemplated by the annual budget may also be pre-approved, on a case-by-case basis, by the Audit Committee acting as a whole, or by a designated single member of the Audit Committee provided such services are then approved, on at least a quarterly basis, by the Audit Committee acting as a whole.

The Audit Committee pre-approved EY’s engagement to provide audit services in respect of fiscal 2005 pursuant to such pre-approval policies. With respect to EY Audit-Related services referenced in note 2 above, the Audit Committee was not constituted until the date of the Company’s IPO in November, 2005. The Board approved such audit-related services and related fees in the summer of 2005 in connection with its decision to proceed with the IPO.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the policies and procedures described above, under the heading, “Information Concerning the Audit Committee and Auditors”, the Audit Committee has appointed Ernst & Young, LLP as the Company’s independent registered public accounting firm for fiscal 2006. If the Stockholders fail to ratify this appointment, the Audit Committee will consider a replacement auditor if it determines such replacement is in the best interest of the Company.

The Audit Committee, on behalf of the Board, recommends that you vote FOR the ratification of the appointment of EY as the Company’s Independent Registered Public Accounting Firm.

INFORMATION ABOUT NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is currently composed of Mr. David Powers (Chairman) and Mr. Day. Where it retains the requisite independence under NASDAQ rules, the Committee identifies individuals qualified to become members of the Board, selects director nominees for each annual meeting of stockholders, recommends individuals to fill vacancies in the Board, develops and recommends corporate governance principles to the Board and is responsible for leading an annual review of the performance of both the Board as a whole and its individual members, as described below. These and other aspects of the Nominating and Corporate Governance Committee’s responsibilities and authority are more fully described in the written charter for the Committee adopted by the Board. A copy of the Nominating and Corporate Governance Committee Charter is available to security holders at the Company’s website at http://investor.shareholder.com/dovr/documents.cfm. This year, in view of the independence provisions of the NASDAQ rules, the Committee recommended that the Independent Directors perform several of these functions in preparation for the Annual Meeting, and the Independent Directors accepted and performed such functions.

Nomination Criteria

Pursuant to its charter, the Nominating and Corporate Governance Committee is charged in most years with, and in respect of fiscal 2005, the Independent Directors, acting as a group, agreed in its stead to, review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and nominate candidates for election at the annual meeting of stockholders. In the case of incumbent directors whose terms of office are set to expire, this function includes review of each such director’s overall past service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet applicable independence standards. Additionally, this function evaluates Board members whose terms of office are set to expire the following year, and includes seeking input from the Company’s Chief Executive Officer and Chief Financial Officer.

In selecting both incumbent and new director nominees, this function seeks candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. Although this function has not established minimum requirements for director candidates, it will assess candidates’ strengths and weaknesses in at least the following categories: Marketing/Branding, Finance and Capital Markets, Specialty Retail, Technology, Entrepreneurship, Corporate Leadership, Diversity and Governance/Legal. The Committee will also consider such matters as a candidate’s ability to read and understand fundamental financial statements, whether a conflict or potential conflict of interest exists and the candidate’s independence from management. The Nominating and Corporate Governance Committee, or the Independent Directors of the Board acting in the Committee’s stead, may change the criteria it considers in potential director candidates from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

Nominations of Class I Directors for Election at 2006 Annual Meeting of Stockholders

This year, as noted above, the Independent Directors have recommended to the Board, and the Board has approved and nominated Messrs. Meagher and Mulligan for election as Class I Directors, to serve until the Company’s 2009 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and qualified.

Additional Director and Search Committee

The Independent Directors, on behalf of the Nominating and Corporate Governance Committee, have recommended that the Board add a seventh director position in fiscal 2006, in order to fulfill the independence requirements of the NASDAQ rules by the deadline of the transition provisions of

November 16, 2006, and have established a Search Committee, chaired by Mr. David Powers and joined by Mr. Meagher, to operate on an ad hoc basis to establish search criteria and search for, screen, interview and appoint a seventh director. The Search Committee, or the Independent Directors, on behalf of the Nominating and Corporate Governance Committee, may engage a third-party search firm to help it identify potential candidates for membership on the Board; and the Company may pay a search fee in connection with the selection and recruitment of any such additional director. The Independent Directors have indicated their intent to appoint this additional director as a member of the Company’s Class II Directors whose term is scheduled to expire at the annual meeting of shareholders in May 2007.

Stockholder Recommendations and Stockholder Nominations

The Nominating and Corporate Governance Committee or the Independent Directors, as the case may be, will consider director candidates recommended by stockholders, and does not alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by writing to The Nominating and Corporate Governance Committee, care of Secretary, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460.

Stockholders may nominate director candidates by following the procedures described under the heading “Stockholder Proposals” later in this Proxy Statement.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

Directors’ Compensation

In 2005, the Board approved a recommendation by the Compensation Committee of the Board to adjust the cash compensation arrangements for Non-Employee Directors. Effective with the consummation of its IPO, each Non-Employee Director receives a $7,000 annual retainer, and $750 for each meeting of the Board of Directors that he or she attends. Directors who are employees of the Company are not paid any separate fees for serving as directors. The Chairman of the Audit Committee receives an additional $3,000 annual retainer. Prior to the IPO, each Non-Employee Director received $750 per Board meeting.

Additionally, the Company paid all personal health plan insurance premiums of, and, through February 17, 2006, offered merchandise at cost to, James F. Powers and David J. Powers. The aggregate incremental costs of such perquisites in fiscal 2004 and fiscal 2005 were $9,146 and $10,103 for James F. Powers and $8,907 and $9,899 for David J. Powers. As of February 17, 2006, Messrs. James and David Powers may purchase merchandise at the employee discount rate of cost-plus-10%.

Each new Director is granted an option to purchase 7000 shares of our common stock. Moreover, all Directors will, on the date of the 2006 Annual Meeting and each successive annual stockholders meeting, including the annual meeting at which a new Director is first elected or the annual meeting occurring during the first year of such Director’s service as a Director, be granted an option to purchase 3500 shares of our common stock. All options granted to Directors will have exercise prices equal to the fair market value of our common stock on the respective dates of such grants.

On December 30, 2005, the Company’s Board accelerated vesting of all outstanding unvested stock options. The acceleration of these options was undertaken to eliminate future compensation expense estimated to be as much as $360,000, as more particularly described in the Company’s Current Report on Form 8-K filed with the SEC. The number of shares and exercise prices of the options subject to the acceleration are unchanged. The acceleration affects prior grants to (i) the Company’s officers of approximately 64,718 options having a weighted average exercise price of $8.63, (ii) the Company’s Non-Employee Directors of approximately 14,000 options having a weighted average exercise price of $10.00, and (iii) the Company’s employees of approximately 104,939 options having a weighted average exercise price of $8.30.

Executive Compensation

The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for fiscal 2005, the fiscal year ended December 31, 2004 (“fiscal 2004”) and the fiscal year ended December 31, 2003 (“fiscal 2003”) of the Chief Executive Officer of the Company and the four other most highly paid executive officers of the Company serving at the end of fiscal 2004. During fiscal 2005, the Company effected a 1.3179:1 stock split in the form of a stock dividend paid on November 17, 2005 to stockholders of record on November 17, 2005. All share data has been adjusted for the stock split.

Summary Compensation Table

					Long-Term
					Compensation Awards
		Annual Compensation			Securities
				Other Annual	Underlying	All Other
Name and		Salary	Bonus	Compensation	Options	Compensation
Principal Position	Year	(1)(2) ($)	(2) ($)	(2)(3)(4) ($)	(5) (#)	(2)(5) ($)

Stephen L. Day	2005	$278,815	$107,400	$816	3,500	$0
Chief Executive Officer	2004	$217,800	$40,400	$1,608	76,937	$0
	2003	$216,753	$39,700	$1,290	0	$0
Jonathan A.R. Grylls	2005	$200,677	$75,300	$0	19,225	$0
Chief Operating Officer	2004	$158,400	$58,800	$0	38,665	$0
	2003	$157,638	$57,800	$0	0	$0
Michael W. Bruns	2005	$116,867	$26,100	$0	15,725	$0
Chief Financial Officer	2004	$106,312	$8,332	$0	5,271	$0
	2003	$100,587	$10,065	$0	0	$0
William G. Schmidt	2005	$169,385	$47,100	$9,334	15,725	$0
Vice President of Operations	2004	$153,461	$54,400	$8,910	0	$0
	2003	$147,270	$48,400	$8,931	0	$0

(1)	Amounts reported for each period include amounts deferred by the named individuals pursuant to the Company’s 401(k) Plan.

(2)	Amounts shown do not include amounts expended by the Company pursuant to plans (including group disability, life and health) that do not discriminate in scope, terms or operation in favor of officers and directors and are generally available to all salaried employees.

(3)	Amounts reported for each period include amounts that have been earned with respect to that period but may have been paid in a subsequent period.

(4)	In the case of Mr. Day, amounts represent incremental medical plan coverage provided to the family of Mr. Day. In the case of Mr. Schmidt, amounts represent premiums for individual insurance policies for life and disability coverages.

(5)	The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the executive officers during any of the reported periods. All options are for the purchase of shares of Common Stock.

Option Grants

The following table sets forth certain information regarding stock options granted during fiscal 2005 by the Company to the individuals named in the Summary Compensation Table:

Option Grants in Last Fiscal Year

	Individual
	Grants
	Number of	% of Total
	Securities	Options			Potential
	Underlying	Granted to	Exercise		Realizable Value at Assumed Annual Rates of
	Options	Employees in	Price per	Expiration	Stock Price Appreciation for Option Term(1)
Name	Granted	2005	Share	Date	5%	10%

Stephen L. Day	3,500	2.5%	$10.00	Dec-2010	$7,436	$18,549
Jonathan A.R. Grylls	19,225	13.9%	$10.00	Dec-2015	$105,247	$281,465
William G. Schmidt	15,725	11.4%	$10.00	Dec-2015	$86,087	$230,223
Michael W. Bruns	15,725	11.4%	$10.00	Dec-2015	$86,087	$230,223

(1)	The potential realizable value is calculated based on the term for the option at the time of grant. The assumed rates of appreciation are prescribed by the SEC for illustrative purposes only and are not intended to forecast or predict future stock prices. The potential realizable value at 5% and 10% appreciation is calculated by assuming that fair market price appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at its appreciated price.

Option Exercises and Fiscal Year-End Values

The following table sets forth certain information concerning the number and value of stock options exercised by each of the individuals named in the Summary Compensation Table during fiscal 2005 and of unexercised stock options held by each of such individuals on December 31, 2005. All such options were for the purchase of shares of Common Stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Number of		Number of Securities		Value of Unexercised
	Shares		Underlying Options at		In-the-Money Options at
	Acquired	Value	December 31, 2005		December 31, 2005
	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Stephen L. Day	0	0	80,437	0	$566,274	0
Jonathan A.R. Grylls	0	0	57,890	0	$292,211	0
William G. Schmidt	5,272	$39,843	26,267	0	$83,751	0
Michael W. Bruns	2,337	$17,662	18,659	0	$22,174	0

Equity Compensation Plans

The following table provides information as of December 31, 2005 regarding securities authorized for issuance under the Company’s equity compensation plans, including individual compensation arrangements. The equity compensation plans of the Company include the 1999 Stock Option Plan (the “1999 Option Plan”), and the 2005 Equity Incentive Plan (the “2005 EI Plan”). In connection with the consummation of the IPO, the 1999 Option Plan was amended to provide that no additional options or shares will be granted under the 1999 Option Plan; and the 2005 EI Plan became effective. Both of these equity compensation plans had been approved by the Company’s stockholders before the IPO, and copies of both plans were attached as exhibits to the Company’s Registration Statement on Form S-1 as filed with the SEC in connection with the IPO.

Equity Compensation Plan Information

Number of Shares to
	be Issued Upon	Weighted-Average	Number of Shares
	Exercise of	Exercise Price of	Remaining for Future
	Outstanding Options	Outstanding Options	Issuance Under Equity
Plan Category	and Rights (#)(1)	and Rights ($/Sh)	Compensation Plans (#)

Equity Compensation Plans Approved by Stockholders	372,174	$4.94	464,550
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	372,174	$4.94	464,550

(1)	Includes options to purchase 213,150 shares of Common Stock under the 1999 Option Plan, and options to purchase 159,024 shares of Common Stock under the 2005 Equity Incentive Option Plan.

Certain Employment and Severance Arrangements

Stephen L. Day and Jonathan A.R. Grylls each have employment agreements with the Company which, among other things, provide that if their employment is terminated by the Company other than for just cause (as defined in the agreements), the Company will make severance payments to them in an aggregate amount equal to twice the amount of their annual base salary at the time of termination, payable at the same time and in the same amounts as such base salary otherwise would have been paid, plus, in the event such termination occurs on or after July 1 of any year and the Company is meeting or exceeding the goals previously established under the annual incentive plan for that year, a pro rata portion of his annual incentive compensation.

Each of those employment agreements separately provides for the following payments to the executive if the executive’s employment is terminated within two years following a change in control (as defined in the agreements) by the Company without cause (as defined in the agreements) or by the executive with good reason (as defined in the agreements): a lump sum equal to two times the executive’s annual base salary at the time of termination, such lump sum to supersede any other post-termination compensation and benefits payable to the executive under any other agreements with the executive. Also, if the executive’s employment is terminated within two years following a change in control by the Company without cause or by the executive for good reason, then all outstanding stock options held by the executive for the purchase of shares of the Company’s Common Stock shall immediately become exercisable in full.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is composed of one independent, Non-Employee Director, Mr. James Powers (Chair), and one Director who is not independent, Mr. Stephen Day, the Company’s Treasurer, CEO and President. No interlocking relationship exists between our Board of

Directors or compensation committee and the Board of Directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Compensation Committee Report on Executive Compensation

Compensation Policy

The Compensation Committee reviews and makes recommendations to the Board regarding employee compensation and benefit plans and programs generally, determines the compensation of the executive officers of the Company and administers the Company’s stock option and employee stock purchase plans.

During fiscal 2005 the Company’s compensation package for its executive officers had three principal components: (1) base salary, (2) bonus, and (3) stock options. The Company’s executive officers were also eligible to participate in other employee benefit plans on substantially the same terms as other senior management employees and other employees who met applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these Company plans.

Base salary levels for the Company’s executive officers are intended to be fair and competitive in the Company’s industry. Base salaries for executive officers are reviewed annually, and any adjustments are based on such factors as individual performance, change in responsibilities and market-based comparisons with similarly situated companies. During fiscal 2005 the Compensation Committee engaged compensation consultants to undertake compensation studies with respect to the compensation paid to the Company’s chief executive officer. The results of these studies and general market surveys were among the factors considered in connection with the changes to the compensation packages for the Company’s executive officers made during fiscal 2005.

Under the Company’s 2005 Incentive Compensation Plan, employees of the Company at the senior management level were eligible to receive bonuses for the full year based upon the Company achieving goals for EBITDA measured in dollars. Employees below that level were eligible to participate in the 2005 Incentive Compensation Plan, depending on length of service. Bonus percentages varied depending on performance, ranging from 0 — 28% of base salary. The variation in assigned bonus percentages was intended to reflect the importance of the employee’s contribution to the Company’s ability to achieve its fully diluted earnings per share target. The Company achieved 77.2% of its earnings target, and accordingly bonuses under the 2005 Incentive Compensation Plan were accrued in 2005 and paid on March 15, 2006.

Stock option awards are intended to provide the Company’s executive officers with longer term incentives that align their interests with those of the Company’s stockholders more generally. The Compensation Committee granted stock options to all of the Company’s officers and directors during fiscal 2005. Section 162(m) of the Internal Revenue Code generally limits the amount of annual compensation paid by a company to certain of its officers that is deductible for federal income tax purposes to $1 million for each such officer. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Although the Compensation Committee generally considers whether officer compensation will meet the Section 162(m) requirements for deductibility, such deductibility is but one of many factors weighed by the Compensation Committee in establishing compensation levels. The Compensation Committee has authorized and may continue to authorize compensation payments that do not qualify as performance-based compensation and that are in excess of the limit in circumstances when the Committee believes such payment is appropriate.

Chief Executive Officer Compensation

Mr. Day’s base salary during fiscal 2005 was at the rate of $217,800 per annum for the first six months of fiscal 2005 and $350,000 per annum for the last six months of fiscal 2005. The adjustment in Mr. Day’s base salary was made by Board resolution and took into account the results of the compensation studies referred to above. On September 1, 2005, Mr. Day subsequently entered into an Employment Agreement with the Company, as filed with the Securities and Exchange Commission and referred to elsewhere in this Proxy Statement under the heading “Certain Employment and Severance Arrangements.” Mr. Day’s actual bonus percentage under the 2005 Incentive Compensation Plan was 11.8%. During fiscal 2005, Mr. Day, in his capacity as a Director, was granted options to purchase 3500 shares of Common Stock, at $10.00 per share. The Company also provided Mr. Day with certain perquisites, including but not limited to incremental family health insurance coverage.

SUBMITTED BY THE COMPENSATION
COMMITTEE OF THE BOARD OF DIRECTORS

James F. Powers, Chair (Chairman)
Stephen L. Day

STOCK PERFORMANCE GRAPH

The table and graph depicted below compare the cumulative total stockholder return (assuming reinvestment of dividends, if any) from investing $100 on November 18, 2005, the date on which our common stock was first publicly traded and plotted at the close of the last trading day of the fiscal year ended December 31, 2005, in each of (i) our common stock, (ii) the Nasdaq National Stock Market Index of U.S. Companies, and (iii) the Nasdaq Retail Trade Stocks. We have not paid dividends, and no dividends are included in the representation of our performance. The stock price performance on the graph below is not necessarily indicative of future price performance.

COMPARISON OF TWO MONTH CUMULATIVE TOTAL RETURN*
AMONG DOVER SADDLERY, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ RETAIL TRADE STOCKS

	11/2005	12/2005
DOVER SADDLERY INC	100.0	92.7
Nasdaq Stock Market (US Companies)	100.0	98.9
Nasdaq Retail Trade Stock SIC 5200-5599, 5700-5799, 5900-5999 US & Foreign	100.0	98.2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on April 10, 2006, there were issued and outstanding 5,074,344 shares of Common Stock, entitled to cast 5,074,344 votes. On April 4, 2006, the closing price of the Common Stock as reported by NASDAQ was $7.90 per share.

Principal Stockholders

The following tables set forth certain information with respect to the beneficial ownership of the Common Stock as of April 4, 2006, by (i) each person known by the Company to own beneficially more than five percent of the Common Stock as of such date, (ii) each current director and nominee for director of the Company, (iii) each of the persons named in the Summary Compensation Table and (iv) all current executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock issuable by the Company pursuant to options that may be exercised within 60 days after April 4, 2006, are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by the applicable person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

Beneficial Ownership of Five Percent Holders of Common Stock of Dover Saddlery, Inc.

	Shares Beneficially
	Owned*
Name	Number	Percent

Glenhill Capital(1)	1,078,000	21.2%
Stephen L. Day(2)	600,024	11.6%
Wellington Management(3)	503,919	9.9%
Austin W. Marxe and David M. Greenhouse(4)	463,200	9.2%
Michele R. Powers(5)	305,015	6.0%
Citizens Ventures, Inc.(6)	301,651	5.9%
David J. Powers(7)	292,835	5.8%
James F. Powers(8)	292,835	5.8%
Gruber and McBaine Capital Management, LLC(9)	269,450	5.3%

*	The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(1)	The Company has received a copy of a report on Schedule 13D, with a signature dated November 28, 2005, filed on behalf of Glenn J. Krevlin, a citizen of the United States, Krevlin Advisors, LLC, a Delaware limited liability company (“Krevlin Advisors”), GJK Capital Management, LLC, a Delaware limited liability company (“GJK”), Glenhill Capital LP, a Delaware limited partnership (“Glenhill Capital”), Glenhill Overseas Management, LLC, a Delaware limited liability company (“Glenhill Overseas”), Glenhill Capital Overseas Partners Ltd., a Cayman Islands exempted company, (“Overseas Partners”), Glenhill Capital Overseas GP, Ltd., a Cayman Islands exempted company (“Overseas GP”), Glenhill Capital Overseas Master Fund, L.P., a Cayman Islands limited partnership (“Overseas Master”). Glenn J. Krevlin is the managing member of Krevlin Advisors and the director of Overseas GP. Krevlin Advisors is the managing member of GJK and Glenhill Overseas. GJK is the general partner and control person of Glenhill Capital. Glenhill Overseas is the investment manager of Overseas Partners. Overseas Partners is an offshore feeder fund which invests its assets in Overseas Master. Overseas GP is the general partner of Overseas Master. Glenhill Capital and Overseas Masters are private investment vehicles formed for the purpose of investing and trading in a wide variety of securities and financial instruments. Of the

1,078,000 shares of common stock beneficially owned by this group, (a) 754,816 shares of common stock (14.9%) are owned by Glenhill Capital, and (b) 323,184 shares of common stock (6.4%) are owned by Overseas Master. Glenhill Capital’s address is: 598 Madison Avenue, 12th Floor, New York, NY 10022.

(2)	Includes 519,587 shares of the Company’s common stock, and also includes 80,437 options to purchase shares of the Company’s common stock. Mr. Day’s address is: 525 Great Road, Littleton, MA 01460.

(3)	The Company has received a copy of a report on Schedule 13G, with a signature dated March 10, 2006 disclosing 459,219 with shared voting power and 503,919 of shared dispositive power. The address of Wellington Management Company is: 75 State Street, Boston, MA 02109.

(4)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 14, 2006, where Messrs. Marxe and Greenhouse are identified as controlling principals of Special Situations Fund III, L.P., which owns 37,330 shares (0.7%), and Special Situations Fund III QP, L.P., which owns 425,870 shares(8.5%). The address of Messrs. Marxe and Greenhouse is: 527 Madison Avenue, Suite 2600, New York, NY 10022.

(5)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 14, 2006, where Michelle Powers is identified as owning 174,575 shares individually, with shared voting power over 130,440 additional shares. 65,220 of these additional shares are owned by her husband, Richard Powers, and the remaining 65,220 shares are owned by a trust benefiting her daughter, the Carly R. Powers Trust. Ms. Powers’ address is: 525 Great Road, Littleton, MA 01460.

(6)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 14, 2006 filed on behalf of Citizens Ventures, Incorporated, Citizens Financial Group, Inc., a Delaware corporation (“CFG”), RBSG International Holdings Limited (“RBSG Holdings”), a company incorporated in the United Kingdom and registered in Scotland, The Royal Bank of Scotland plc, a public limited company incorporated in the United Kingdom and registered in Scotland (“RBS”), and The Royal Bank of Scotland Group plc, a public limited company incorporated in the United Kingdom and registered in Scotland (“RBSG”, and collectively with RBSG Holdings, RBS, Citizens Ventures and CFG, the “Reporting Persons”). Each of CFG, RBSG Holdings, RBS and RBSG is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended. All of the stock of Citizens Ventures is owned by CFG. Ninety-nine percent (99%) of the stock of CFG is owned by RBSG Holdings. All of the Stock of RBSG Holdings is owned by RBS. All of the stock of RBS is owned by RBSG. Each of the Reporting Persons, except Citizens Ventures, Incorporated, disclaims beneficial ownership of the Company’s common stock. The address of Citizens Ventures, Inc. is: One Citizens Plaza, Providence, Rhode Island 02903.

(7)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 14, 2006, filed by Mr. David Powers. Mr. David Powers’ address is: 525 Great Road, Littleton, MA 01460.

(8)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 14, 2006, filed by Mr. James Powers. Mr. James Powers’ address is: 525 Great Road, Littleton, MA 01460.

(9)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 2, 2006, filed by Gruber and McBaine Capital Management, LLC (GMCM), and on behalf of its three principals: Jon D. Gruber, Patterson McBaine, and Eric Swergold. Of the 269,450 shares of common stock owned by this group (a) 242,350 shares of common stock (4.8%) are owned by GMCM; (b) 27,100 shares of common stock (0.53%) are owned by Jon D. Gruber; (c) 3,000 shares of common stock (0.06%) are owned by J. Patterson McBaine; and (d) 1,050 shares of common stock are owned by Eric Swergold. GMCM’s address is: 50 Osgood Place, Penthouse, San Francisco, CA 94133.

Security Ownership of Management

	Shares Beneficially
	Owned(1)
Name	Number	Percent

Stephen L. Day(1)	600,024	11.6%
David J. Powers(2)	292,835	5.8%
James F. Powers(3)	292,835	5.8%
Jonathan A.R. Grylls(4)	198,225	3.9%
William G. Schmidt(5)	30,399	0.6%
Michael W. Bruns(6)	18,659	0.4%
Gregory F. Mulligan(7)	16,340	0.3%
William F. Meagher, Jr.(8)	10,800	0.2%
Executive officers and directors as a group (eight persons)	1,460,117	27.6%

*	The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(1)	Includes 519,587 shares of the Company’s common stock, and also includes 80,437 options to purchase shares of the Company’s common stock.

(2)	Includes 289,335 shares of the Company’s common stock, and also includes 3,500 options to purchase shares of the Company’s common stock.

(3)	Includes 289,335 shares of the Company’s common stock, and also includes 3,500 options to purchase shares of the Company’s common stock.

(4)	Includes 140,335 shares of the Company’s common stock, and also includes 57,890 options to purchase shares of the Company’s common stock.

(5)	Includes 4,132 shares of the Company’s common stock, and also includes 26,267 options to purchase shares of the Company’s common stock.

(6)	Includes 18,659 options to purchase shares of the Company’s common stock.

(7)	Includes 16,340 options to purchase shares of the Company’s common stock.

(8)	Includes 300 shares of the Company’s common stock, and also includes 10,500 options to purchase shares of the Company’s common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 31, 2004 the Board of Directors authorized, as a privately held company, the exercise of stock options by certain employees, including Messrs. Day, Grylls and Schmidt, through the issuance to the Company of promissory notes. Mr. Day exercised options to purchase 138,379 shares; Mr. Grylls exercised options to purchase 92,253 shares; and Mr. Schmidt exercised options to purchase 10,543 shares; at exercise prices ranging from $0.95 to $1.56 per share. Each note carried interest at 3%. As of December 31, 2004, outstanding principal and accrued and unpaid interest on the notes was as follows: Mr. Day — $148,175; Mr. Grylls — $89,478; and Mr. Schmidt — $16,771. In accordance with the Sarbanes-Oxley Act of 2002, the principal and interest on such loans was repaid in full by Messrs. Day, Grylls and Schmidt prior to August 26, 2005.

On September 16, 2005, pursuant to a Redemption Agreement dated as of August 25, 2005, Citizens Ventures, Inc. converted its 1,337,668 shares of our preferred stock into 1,337,668 shares of common stock and the Company purchased 795,865 shares of such common stock from Citizens Ventures, Inc. for a purchase price of $6.0 million.

In October, 2004 we entered into a retail store lease agreement with a minority shareholder who owns less than two percent of our capital stock. The lease is for five years with our options to extend for up to an additional fifteen years. For the twelve months ended December 31, 2005, we paid $160,000 in lease payments. In addition, a related deposit of $18,750 is held by the landlord.

In December 2003, Patriot Capital Funding initially invested $3,500,000 in the Company and subsequently increased its subordinated debt investment to $8,050,000 in September 2005. In connection with the planned use of some of the Company’s IPO proceeds to reduce debt balances, on December 30, 2005, the Company paid down $5,050,000 of principal, as well as approximately $307,875 of accrued interest and fees to Patriot Capital Funding, which maintains a $3,000,000 subordinated debt investment in the Company, and hold warrants to purchase 30,974 common shares of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2005 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 2005, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner other than in connection with the option grants awarded to Messrs. Meagher and Ms. Meehan on November 17, 2005, with respect to which Section 16(a) filings were inadvertently filed late on Forms 5.

SOLICITATION

This proxy is solicited on behalf of the Board of the Company. You are requested to sign and return your proxy card promptly.

The expenses connected with soliciting proxies will be borne by the Company. The Company expects to pay brokers, nominees, fiduciaries, and other custodians their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails, certain directors, officers, and employees may solicit proxies in person or by use of other communications media.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy statement and form of proxy for the annual meeting scheduled to be held in May 2007, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to the Company’s principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was mailed on or about April 13, 2006, so the date by which proposals are required to be received under Rule 14a-8 will be December 14, 2006.

In addition, the By-Laws of the Company provide that for business to be properly brought before any annual meeting of stockholders by any stockholder or for the nomination by a stockholder of a candidate for election to the Board, the stockholder must give timely notice thereof in writing to the Secretary of the Company not less than 120 days before the date of the annual meeting nor more than 150 days prior to the anniversary date of mailing this Proxy Statement, where such annual meeting is to be held between April 5, 2007 and June 19, 2007 (and for annual meetings to be held at other times, for such notices to be given as prescribed by the By-Laws). If next year’s annual meeting is held between April 5, 2007 and June 19, 2007, the deadline for submission of notice will be

December 14, 2006, and any proposal or nomination submitted after December 14, 2006 will be untimely. The By-Laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. Any proposals should be mailed to: Secretary, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460.

MISCELLANEOUS

The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

AVAILABLE INFORMATION

Stockholders of record on April 10, 2006 will receive a Proxy Statement and the Company’s 2005 Annual Report, which contains detailed financial information concerning the Company. The Company will mail, without charge, a copy of the Company’s Annual Report on Form 10-K (excluding exhibits) to any stockholder entitled to receive this Proxy Statement who requests it in writing. Please submit any such written request to Michael W. Bruns, Chief Financial Officer, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460.

Appendix A

DOVER SADDLERY, INC.

AUDIT COMMITTEE CHARTER

Charter

This charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Dover Saddlery, Inc. (the “Company”). At least annually, the Committee shall review and reassess this charter and recommend any proposed changes to the Board for its approval. The Company shall make this charter available on its website at www.doversaddlery.com.

Membership of Committee

The Committee shall be composed of such number of directors that satisfy the independence requirements of The Nasdaq National Market, Inc. (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”), subject to the phase-in rules that may be applicable.

All Committee members shall be able to read and understand fundamental financial statements, and at least one member shall have accounting or related financial management expertise sufficient to satisfy the requirements of Nasdaq within the time period prescribed by Nasdaq. At least one member of the Committee shall be an “audit committee financial expert,” as such term is defined in Item 401(h)(2) of Regulation S-K.

The Committee shall be appointed by the Board, upon recommendation of the Nominating and Corporate Governance Committee of the Board, if one exists. The chairman of the Committee shall be designated by a majority vote of the full Committee. Committee members shall serve until their successors are duly appointed and qualified or until their earlier removal by the Board at any time.

Meetings

The Committee shall meet as often as it shall determine, but not less frequently than quarterly. The Committee may request any officer or employee of the Company or the Company’s outside counsel or its registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or any consultant to, the Committee.

Except as otherwise provided by the Amended and Restated Certificate of Incorporation or By-Laws of the Company, the frequency, location and operation of meetings and similar procedural matters relating to the Committee shall, to the extent applicable, be the same as those that relate to meetings of, and procedural matters concerning, the Board.

Purposes of the Committee

The Committee shall assist the Board in overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s registered public accounting firm and the performance of the Company’s registered public accounting firm. In doing so, it is the goal of the Committee to maintain free and open communication among the Committee, the Company’s registered public accounting firm and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

Responsibilities and Processes

The primary responsibility of the Committee is to select, and ensure the independence of, the Company’s registered public accounting firm, oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company’s financial statements and the Company’s registered public accounting firm is responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate. In addition, the Committee is authorized to engage, and the Company shall provide funding for, such independent counsel and other advisors as the Committee may deem necessary or advisable to retain to assist the Committee in carrying out its duties. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any such counsel or other advisors and to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Company also shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

Relating to the Registered Public Accounting Firm

•	The Committee shall have a clear understanding with management and the Company’s registered public accounting firm that such firm is ultimately accountable, and must report directly, to the Committee, as the representative of the Company’s stockholders. The Committee shall have the sole authority to appoint (subject, if applicable, to ratification by the stockholders of the Company), terminate and replace any registered public accounting firm. The Committee may receive input from management on these matters but shall not delegate these responsibilities. The Committee shall be responsible for the oversight of any registered public accounting firm, including the resolution of any disagreements between management and such firm regarding financial reporting or other matters.

•	The Committee shall have the sole authority to approve the scope, fees and terms of all audit engagements, as well as all permissible non-audit engagements of the Company’s registered public accounting firm. The Committee shall pre-approve all audit and permissible non-audit services to be performed for the Company by any registered public accounting firm, giving effect to the “de minimis” exception for ratification of certain non-audit services set forth in Section 10A(a)(i)(l )(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On an annual basis, the Committee shall consider whether the provision of non-audit services by the Company’s registered public accounting firm, on an overall basis, is compatible with maintaining such firm’s independence from management.

•	The Committee shall discuss with the auditors their independence from management and the Company, and shall review all written disclosures required by the Independence Standards Board to be provided by the Company’s registered public accounting firm. The Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, to the extent required by law.

Relating to Audits and Financial Statements

•	The Committee shall discuss with the Company’s registered public accounting firm the overall scope and plans for the annual audit. In addition, the Committee shall discuss with management and the Company’s registered public accounting firm the adequacy and effectiveness of the accounting and financial controls and procedures, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•	The Committee shall review with management and the Company’s registered public accounting firm the audited financial statements (including management’s discussion and analysis contained therein) to be included in the Company’s Annual Report on Form 10-K, including its judgment as to the quality, and not only the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the Company’s registered public accounting firm under generally accepted accounting principles. Based on the foregoing and on review of other information made available to the Committee, the Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K. In addition, the Committee shall prepare annually a report to the stockholders of the Company, as required by the rules of the Commission.

•	The Committee shall similarly review the interim financial statements, including earnings, with management and the Company’s registered public accounting firm prior to the filing of the each of the Company’s Quarterly Reports on Form l0-Q. The Committee also shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the Company’s registered public accounting firm under generally accepted accounting standards. The chairman of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall discuss with the Company’s registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. The Committee also shall obtain from the Company’s registered public accounting firm assurance that Section 10A(b) of the Exchange Act (including auditor discovery that illegal acts may have occurred) has not been implicated.

•	The Committee shall review each report of the Company’s registered public accounting firm, delivered to the Committee pursuant to Section 10A(k) under the Exchange Act, concerning: (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Company’s registered public accounting firm and (c) other material written communications between the Company’s registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

•	The Committee shall review the disclosures made by officers of the Company in the certification required to be filed (a) as part of the Company’s Annual Reports on Form 10-K and Quarterly Reports on- Form 10-Q, regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls and (b) pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, regarding the compliance of periodic reports and their fair presentation of the Company’s financial statements and results of operations.

Relating to Other Compliance Matters

•	The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters and shall monitor ongoing compliance with those provisions.

•	In the event the Committee is made aware of any allegation of fraud relating to the Company and/or any of its officers, directors or employees that the Committee deems could be material to the Company’s business or operations, the Committee shall (i) convene a meeting of the Committee to review such allegation and (ii) if the Committee deems it necessary or advisable, it shall engage independent counsel to assist in an investigation, including, if the Committee and such counsel deem it necessary or advisable, an investigation to determine whether such allegation implicates any violation of Section l0A of the Exchange Act. If pursuant to such investigation the Committee discovers that a material fraud has occurred, the Committee shall (i) assess the Company’s internal controls and implement such remedial measures as it determines necessary or advisable, (ii) take appropriate action against the perpetrator(s) of such fraud and (iii) cause the Company to make appropriate disclosures relating to the matter in the Company’s periodic reports filed with the Commission or otherwise.

•	The review and approval of the Committee shall be required prior to the Company entering into any transactions with a related party.

•	The Committee shall review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that, from time to time, may be established by Nasdaq or the Commission.

•	The Committee shall also be designated as the committee of the Board of Directors that shall receive, review and take action with respect to any reports by attorneys, pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, of evidence of material violations of securities laws or breaches of fiduciary duty or similar violations by the Company or one of its agents.

DOVER SADDLERY, INC.
P.O. BOX 1100, 525 GREAT ROAD
LITTLETON, MA 01460
Proxy For Annual Meeting Of Shareholders May 3, 2006
This Proxy Is Solicited On Behalf Of
The Board Of Directors
Please take note of the important information enclosed with this Proxy Ballot. There are issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.
Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage paid envelope.
Your vote must be received prior to the Annual Meeting of Stockholders to be held May 3, 2006.

     The undersigned appoints Stephen L. Day and David J. Powers, and either of them, with full powers of substitution, attorneys and proxies to vote all shares of stock of the undersigned entitled to vote at the Annual Meeting of Shareholders of Dover Saddlery, Inc., to be held at Westford Regency Inn and Conference Center, 219 Littleton Road, Westford, Massachusetts 01886, on Wednesday, May 3, 2006 at 10:00 a.m. local time and any adjournment or postponements thereof with all the powers the undersigned would possess if personally present.
The shares represented by this proxy will be voted in the manner directed. Unless revoked or otherwise instructed, the shares represented by this proxy will be voted “FOR” the proposals.

PROPOSAL 1.	TO ELECT AS CLASS I DIRECTORS, THE FOLLOWING NOMINEES:
1.	Gregory F. Mulligan

2.	William F. Meagher, Jr.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1.

☐ FOR ALL NOMINEES	☐ WITHHOLD ALL NOMINEES	☐

For all nominees
except as noted
above

PROPOSAL 2.	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3.	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person.

Signature:

Signature:

Date:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN ENCLOSED POSTAGE-PAID ENVELOPE WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.